Exhibit 10.8

                                 LOAN AGREEMENT

         This Loan Agreement ("Agreement") is entered into by and between Faraday Financial, Inc., a Delaware corporation (the "Company") and _______ ("Lender") to be effective as of the ___ day of__________, 2004.

                                   WITNESSETH:

         WHEREAS, the Company is in need of immediate capital to fund its planned operations.

         WHEREAS, Lender is willing to make a loan to the Company in the total aggregate principal amount of ______________ ($ ________ USD) upon the terms and conditions set forth herein and the Company is willing to borrow the stated amount upon such terms.

         NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

Section 1. The Loan.

         1.1 From time to time, between the date of this Agreement and , 200__, Lender agrees to make one or more loans (individually and collectively, the "Loan") on Company's request contained in a written notice given by Company to Lender at least ____ calendar days prior to the proposed date of such loan and containing the proposed date and amount of such loan, which Loan shall not exceed, in the aggregate principal amount outstanding at any one time, ________ ($________USD). The amounts lent hereunder shall be evidenced by promissory notes in substantially the same form as attached hereto as Exhibit "A" (individually and collectively, the "Note" or "Notes"), which Notes shall be executed by the Company and delivered to Lender each time funds are borrowed hereunder and which Notes shall be in the principal amount of the funds borrowed. The credit described above shall be a revolving credit, and, within the limits set forth above, the Company may repay and reborrow as it at its election may determine. The Company agrees to repay all amounts owing on the Loan on or before , 2006.

         1.2 The Company shall use the net proceeds of the Note for working capital and other purposes.

Section 2. Finance Charges. All outstanding principal shall bear interest at the rate of Twelve percent (12%) per annum. Principal and interest not paid when due shall bear interest at the rate of eighteen percent (18%) per annum. Interest will be computed on the basis on a 360-day year for actual days elapsed. Lender shall receive common stock purchase warrants to acquire one share of common stock at an exercise price of One Dollar Fifty Cents ($1.50) per share (the "Warrant") for every five dollars in maximum aggregate principal committed to be lent by Lender to the Company hereunder. The Warrant shall be in substantially the same form as attached hereto as Exhibit "B."

Section 3. Payments. Principal and interest shall be due and payable in a single balloon payment on the two year anniversary of this Agreement. The Company may, from time to time, in the Company's discretion, make one or more periodic payments to Lender. Such payments shall be credited to the Company's account on the date that such payment is received by Lender. Such payments shall be applied first to late charges and collection costs, if any, then to accrued interest to the date of payment, and then to the principal outstanding.

Section 4. Deliveries. Contemporaneously with the execution of this Agreement, the parties shall deliver to each other properly executed copies of the following agreements:

                  (a) The Note of even date herewith by and between Lender and the Company.

                  (b) The Warrant of even date herewith by and between Lender and the Company.

                  (c) A Registration Rights Agreement executed by the Company, the Lender and other lenders who are making loans to the Company on substantially the same terms.

Section 5. Representations of Lender.

         5.1 Lender's representations in this Agreement are complete and accurate to the best of Lender's knowledge, and the Company may rely upon them.

         5.2 Lender is able to bear the economic risk of an investment in the Note, Warrant and the underlying securities (individually and collectively, the "Securities") can afford the loss of the entire investment in the Securities, and will, after making an investment in the Securities, have sufficient means of providing for Lender's current needs and possible future contingencies.

         5.3 The Securities will not be sold by Lender without registration under applicable securities acts or a proper exemption from such registration.

         5.4 The Securities subscribed for herein is being acquired for Lender's own account and risk, for investment purposes, and not on behalf of any other person or with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933. Lender is aware that there are substantial restrictions on the transferability of the Securities.

         5.5 Lender has had access to any and all information concerning the Company that Lender and its financial, tax and legal advisors required or considered necessary to make a proper evaluation of this investment. Specifically, Lender has had the opportunity to review Company's annual report on Form 10-KSB for the fiscal year ended March 31, 1996. The Company has been delinquent on filing subsequent required filings with the Securities and Exchange Commission, does not have sufficient assets to repay the Loan and has had minimal operations over the past two years. The Company has advised Lender that (i) there have been material developments that are not described in such filings, (ii) the Company's financial statements and other information contained in such filings do not reflect material changes that have occurred since the date of the financial statements in said filing and (iii) the Company believes that updated financial and business information would be material to Lender's investment decision. Notwithstanding the foregoing, Lender has declined to review, accept or consider additional information in making an investment decision. In making the decision to acquire the Securities, the Lender and its advisers have relied solely upon their own independent investigations, and fully understand that there are no guarantees, assurances or promises in connection with any investment hereunder and understand that the particular tax consequences arising from this investment in the Company will depend upon its individual circumstances. Lender further understands that no opinion is being given as to any securities or tax matters involving the offering.

         5.6 Lender also understands and agrees that stop transfer instructions relating to the Securities will be placed in the Company's transfer ledger, and that the Securities will bear a legend in substantially the following form:

                  THIS SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THESE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A OF SUCH ACT.

         5.7 Lender knows that the Securities are offered and sold pursuant to exemptions from registration under the Securities Act of 1933, and state securities law based, in part, on these warranties and representations, which are the very essence of this Agreement, and constitute a material part of the bargained-for consideration without which this Agreement would not have been executed.

         5.8 Lender has the capacity to protect Lender's own interest in connection with this transaction or has a pre-existing personal or business relationship with the Company or one or more of its officers, directors or controlling persons consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of such person with whom such relationship exists.

         5.9 This Agreement when fully executed and delivered by the Company will constitute a valid and legally binding obligation of Lender, enforceable in accordance with its terms. Lender was not formed or organized for the specific purpose of acquiring the Securities. In the event Lender is an entity, the purchase of the Securities by Lender is a permissible investment in accordance with Lender's Articles of Incorporation or other similar charter document, and has been duly approved by all requisite action by the entity's owners, directors, officers or other authorized managers. The person signing this document and all documents necessary to consummate the purchase of the Securities has all requisite authority to sign such documents on behalf of Lender.

         5.10 Lender represents that Lender is a sophisticated and an "accredited investor" as defined under Rule 501 of Regulation D.

Section 6. Representations of the Company.

         6.1 The Company is a duly organized and validly existing corporation in good standing under the laws of Delaware.

         6.2 The Company has all necessary corporate power and authority to enter into and perform this Agreement. The Company has taken all corporate action necessary to authorize this Agreement.

         6.3 The execution and delivery of this Agreement, the performance by the Company of its obligations under this Agreement, and the consummation of the transactions provided for in this Agreement have been duly and validly authorized by all necessary corporate action on the part of the Company. This Agreement will, as of the effective date, be duly executed and delivered by the Company and will constitute the valid and binding agreement of the Company enforceable against the Company in accordance with its respective terms, subject to applicable bankruptcy, insolvency and other similar laws affecting the enforceability of creditors' rights generally, general equitable principles and the discretion of courts in granting equitable remedies.

         6.4 The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder, and the consummation of the transactions contemplated hereby, do not and will not (a) violate or conflict with or result in a breach of any provision of the Certificate of Incorporation or Bylaws of the Company; (b) require any consent, approval or notice under, or registration under or payment on account of, or conflict with, or result in a violation or breach of, or constitute (with or without the giving of notice or the lapse of time or both) a default (or give rise to any right of termination, modification (including, in the case of leases, any change in the amount or nature of the rent), cancellation or acceleration or result in the creation or imposition of any lien upon the property of the Company) under, any of the terms, conditions or provisions of any (i) note, bond, mortgage, indenture, license, lease, agreement or other instrument or obligation to which the Company is a party or by which any portion of its properties or assets may be bound, or (ii) permit, license, approval, franchise or other governmental or regulatory authorization held or used by or binding on the Company; (c) violate or contravene any law, statute, rule or regulation, or any order, writ, judgment, injunction, decree or award of any governmental authority binding on the Company; or (d) require any action, consent, approval or authorization of, or review by, or declaration, registration or filing with, or notice to, any governmental authority, except such filings as may be required in connection with applicable securities laws.

         6.5 The Company is not obligated to pay any broker's fee, finder's fee, investment banker's fee or other similar transaction fee in connection with the transactions contemplated hereby.

Section 7. Covenants.

         7.1 The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) and franchises of the Company.

         7.2 The Company will comply with all applicable statutes, regulations, orders and restrictions of the United States, any state, municipality or other governmental division thereof, and agencies and instrumentalities of the foregoing, in respect of the conduct of its business and the ownership of its property, except where such non-compliance will not have a material adverse effect on the Company or its business.

         7.3 The Company will file, when due, all federal, state and local tax and information returns that it is required to file. The Company will pay when due all taxes, interest and penalties, if any, reflected in such tax returns or otherwise due and payable by it.

Section 8. Miscellaneous.

         8.1 This Agreement, including any attached exhibits or schedules, constitutes the entire agreement between the parties pertaining to the subject matter contained in this Agreement. All prior and contemporaneous agreements, representations and understandings of the parties, oral or written, are superseded by and merged in this Agreement. No supplement, modification or amendment of this Agreement shall be binding unless in writing and executed by the Company and Lender.

         8.2 The provisions of this Agreement shall be binding upon the Company, its legal representatives, successors or assigns, and shall be for the benefit of Lender and its respective successors and assigns.

         8.3 The headings of this Agreement are for purposes of reference only and shall not limit or define the meaning of any provision of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

         8.4 If any action is brought by either party in respect to its rights under this Agreement, or to obtain an interpretation thereof, the prevailing party shall be entitled to reasonable attorneys' fees and court costs as determined by the court.

         8.5 No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver be a continuing waiver. Except as expressly provided in this Agreement, no waiver shall be binding unless executed in writing by the party making the waiver. Either party may waive any provision of this Agreement intended for its benefit; provided, however, such waiver shall in no way excuse the other party from the performance of any of its other obligations under this Agreement.

         8.6 The representations, warranties, acknowledgments and agreements made by Lender shall survive the closing of the transaction described herein and run in favor of, and for the benefit of, the Company. The representations, warranties, acknowledgments and agreements made by the Company shall survive the closing of the transaction described herein and run in favor of, and for the benefit of, Lender.

         8.7 The obligations of the parties hereto shall not be delegated or assigned to any other party without the prior written consent of the other party.

         8.8 This Agreement shall be governed by the laws of the State of Utah.

         8.9 Any notices required or permitted hereunder shall be furnished in writing to each party at such party's address appearing on the signature page below or as such party may otherwise direct in writing actually received by the other party.

         8.10 The Company shall do, execute, acknowledge and deliver all such further acts, deeds, assignments, transfers and assurances as Lender may reasonably require to effectuate the purposes of this Agreement.

         8.11 This Loan is one of a series of loans that are being made to the Company by various lenders, which loans shall be in an aggregate principal amount of not more than ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000).

         IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first written above.


FARADAY FINANCIAL, INC.                      LENDER
 EIN 33-0565710                               EIN (if any) ____________________


By _________________________________         By _______________________________
Its: President                               Its

Address:                                     Address:
Faraday Financial, Inc.                      __________________________________
Attn: President                              Attn:  ___________________________
175 South Main Street, #1240                 __________________________________
Salt Lake City, Utah 84111                   __________________________________
Phone: (801) 746-3311                        Phone:  __________________________
Fax: (801) 746-3312                          Fax:  ____________________________

                              SCHEDULE OF EXHIBITS

         EXHIBIT NO.                          DESCRIPTION OF EXHIBIT
         -----------                          ----------------------

              A                         Form of Convertible Promissory Note
              B                         Form of Common Stock Purchase Warrants
              C                         Registration Rights Agreement

                                    EXHIBIT A

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF THE ACT.


                           CONVERTIBLE PROMISSORY NOTE

No. ___                                                                   [DATE]
$_________                                                  Salt Lake City, Utah

         FOR VALUE RECEIVED, Faraday Financial, Inc., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of _______ (the "Lender") with a principal business address at ____________, or such other place as the holder hereof shall designate, the principal amount of ________ Dollars ($ _______ USD) or such lesser amount as may be outstanding from time to time, in lawful money of the United States in immediately available funds with accrued interest on the unpaid principal hereof from the date hereof at the rate of twelve percent (12%) per annum. Principal plus interest accrued thereon shall be due and payable in a single installment upon the earlier of (i) [DATE] or (ii) the occurrence of an Event of Default as defined in Section 2 hereof. In the event that any amount owing hereunder is not paid when due, then interest shall accrue from and after the date of such demand at the lower of (i) eighteen percent (18%) per annum or (ii) the highest interest rate acceptable under applicable usury laws, compounded monthly (the "Default Rate"). Interest shall be calculated on the basis of actual days elapsed and a 360-day year.

         1. Loan Agreements. This Loan is one of a series of loans that are being made to the Company by various lenders which loans shall be in an aggregate principal amount of not more than One Million Five Hundred Thousand Dollars ($1,500,000 USD).

         2. Events of Default. The entire outstanding principal amount of, and all accrued unpaid interest on, this Note shall become forthwith due and payable, without presentment, demand, protest, or notice of any kind, upon the happening of any of the following events (each, an "Event of Default"):

                  (a) The failure by the Borrower to make a payment of any principal or interest due on this Note within five days after the date such payment was due and payable.

                  (b) The entry of any decree or order by a court having jurisdiction adjudging the Borrower a debtor or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Borrower under the United States Bankruptcy Code or any other applicable federal or state law, the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Borrower, or of any substantial part of the property of the Borrower, and the continuance of any such decree or order unstayed, undischarged, or undismissed and in effect for more than ninety (90) consecutive days.

                  (c) Institution by the Borrower of proceedings, under the Bankruptcy Code or any other applicable federal or state law, seeking an order for relief, or the consent of the Borrower to the institution of bankruptcy or insolvency proceedings against the Borrower, or the consent by the Borrower to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official of or for the Borrower or any substantial part of the property of the Borrower, or the making by the Borrower of any assignment for the benefit of creditors, or the admission by the Borrower of the Borrower's inability to pay its debts generally as they become due, or the taking of any action by the Borrower in furtherance of any such action.

         Upon the occurrence of any Event of Default, the Lender may take all actions available to it, at law or in equity, to collect and otherwise enforce this Note.

         3. Costs and Expenses of Enforcement and Collection. Upon receipt of written evidence reasonably satisfactory to Borrower, the Borrower agrees to pay on demand all reasonable costs and expenses, including reasonable attorneys' fees, incurred or paid by the Lender in enforcing or collecting any of the obligations of the Borrower hereunder.

         4. Miscellaneous.

                  (a) The Borrower (i) waives presentment, demand, notice of demand, protest, notice of protest, and notice of nonpayment and any other notice required to be given under the law to the Borrower, in connection with the delivery, acceptance, performance, default or enforcement of this Note, except for notice and presentment upon conversion or at maturity of this Note and notice or proposed transfer of this Note in accordance with the terms hereof; and (ii) agrees that any failure to act or failure to exercise any right or remedy on the part of the registered owner shall not in any way affect or impair the obligations of the Borrower or be construed as a waiver by the owner of, or otherwise affect, any of its rights under this Note.

                  (b) No act, omission or delay by the Lender or course of dealing between the Lender and the Borrower shall constitute a waiver of the rights and remedies of the Lender hereunder. No single or partial waiver by the Lender of any default or right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

                  (c) No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Note and to such provision, and executed by the Borrower and the Lender.

                  (d) This Note shall be governed by and construed in accordance with the laws of the State of Utah, without giving effect to the choice or conflict of laws principles of that or any other jurisdiction.

                  (e) Any notice or demand which is required or provided to be given under this Agreement shall be deemed to have been sufficiently given and received for all purposes when delivered by hand or by telecopy, e-mail or other method of electronic transmission (provided such transmission generates evidence of delivery), or five days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two days after being sent by overnight delivery providing receipt of delivery, to the following addresses:

                  if to the Borrower:

                           Faraday Financial, Inc.

                           Attn: President

                           175 South Main Street, #1240
                           Salt Lake City, Utah 84111
                           Fax: (801) 746-3311
                           E-mail: fg@fordallen.com

                  if to the Lender:

                           _______________________
                           _______________________
                           _______________________
                           Fax:  _________________
                           E-mail: _______________

                  (f) In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Note shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Note shall nevertheless remain in full force and effect.

                  (g) This Note and all obligations evidenced hereby shall be binding upon the successors and assigns of the Borrower and shall, together with the rights and remedies of the Lender hereunder, inure to the benefit of the Lender, its successors, permitted endorsees and assigns.

         IN WITNESS WHEREOF, this Note has been duly executed and delivered by the Borrower as of the date first written above.


                                                 BORROWER:

                                                 FARADAY FINANCIAL, INC.



                                                 By:____________________________
                                                 Its:

AGREED AND APPROVED:

______________________



By:__________________________
Its:

                                    EXHIBIT B

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF THE ACT.

                     SERIES B COMMON STOCK PURCHASE WARRANTS

                             FARADAY FINANICAL, INC.

              Incorporated Under the Laws of the State of Delaware

No. B - ___                                           ____ Series B Common Stock
                                                               Purchase Warrants


                      CERTIFICATE FOR SERIES B COMMON STOCK
                                PURCHASE WARRANTS

         FARADAY FINANCIAL, INC., a Delaware corporation (the "Company"), for value received, hereby certifies that ________ , or registered assigns (the "Holder"), is the registered owner of the above indicated number of Warrants. One (1) Warrant entitles the Holder to purchase one (1) share of the Company's common stock, $.001 par value (the "Common Stock"). The Common Stock issuable upon an exercise of this Warrant is sometimes herein referred to as the "Warrant Stock."

         1. Purchase Price. The purchase price (the "Exercise Price") per share for the Warrant Stock shall be $1.50 per share tendered to the Company in good United States funds.

         2. Rights to Exercise. The Holder shall have the right (but not the obligation) to exercise the Warrant to receive the Warrant Stock (subject to adjustment as hereinafter provided) at any time on or before ________, 2006.

         3. Manner of Exercise. In order to exercise this Warrant, the Holder shall surrender this Warrant certificate at the office of the Company, as set forth below, or at such other address within the State of Utah as the Company shall designate in writing, together with a duly executed exercise form in the form attached hereto and simultaneous payment in full (in cash or by certified or official bank or bank cashier's check payable to the order of the Company or by offset of obligations then owed by the Company to the Holder) of the purchase price for the Warrant Stock.

         Upon surrender of this Warrant certificate in conformity with the foregoing provisions, the Company shall promptly deliver to or upon the written order of the Holder a stock certificate or certificates representing the Warrant Stock.

         4. Adjustments upon Certain Events.

                  4.1 Stock Splits, Stock Combinations and Certain Stock Dividends. If the Company shall at any time subdivide or combine its outstanding Common Stock, or declare a dividend in Common Stock or other securities of the Company convertible into or exchangeable for Common Stock, a Warrant shall, after such subdivision or combination or after the record date for such dividend, be exercisable for that number of shares of Common Stock and other securities of the Company that the Holder would have owned immediately after such event with respect to the Common Stock and other securities for which a Warrant may have been exercised immediately before such event had the Warrant been exercised immediately before such event. Any adjustment under this Section
4.1 shall become effective at the close of business on the date the subdivision, combination or dividend becomes effective.

                  4.2 Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable upon exercise of a Warrant) or in case the Company (or any such other corporation) shall merge into or with or consolidate with another corporation or convey all or substantially all of its assets to another corporation or enter into a business combination of any form as a result of which the Common Stock or other securities receivable upon exercise of a Warrant are converted into other stock or securities of the same or another corporation, then and in each such case, the Holder of a Warrant, upon exercise of the purchase right at any time after the consummation of such reorganization, consolidation, merger, conveyance or combination, shall be entitled to receive, in lieu of the shares of Common Stock or other securities to which such Holder would have been entitled had he exercised the purchase right immediately prior thereto, such stock and securities which such Holder would have owned immediately after such event with respect to the shares Common Stock and other securities for which a Warrant may have been exercised immediately before such event had the Warrant been exercised immediately prior to such event.

                  4.3 Notice. In each case of an adjustment in the Common Stock or other securities receivable upon the exercise of a Warrant, the Company shall promptly notify the Holder of such adjustment. Such notice shall set forth the facts upon which such adjustment is based.

         5. Loss, Theft, Destruction, or Mutilation. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it (in the exercise of its reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver, in lieu thereof, a new Warrant in the same form and tenor.

         6. Reservation of Shares Issuable on Exercise of Warrant. The Company will at all times reserve and keep available out of its authorized shares, solely for issuance upon the exercise of the Warrant, such shares of its Common Stock and other securities as from time to time shall be issuable upon the exercise of the Warrant.

         7. Miscellaneous.

                  7.1 Governing Law. This Warrant shall be construed in accordance with, and governed by the substantive laws of, the State of Utah.

                  7.2 Assignment. The benefit of this Warrant and of the Warrant Stock represented hereby may be assigned and transferred by the Holder and its assigns in accordance with any applicable securities laws and regulations; however, the obligations of the Company and its successors may not be delegated without the prior written consent of the Holder hereof. Subject to the foregoing, this Warrant shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors, agents, heirs and assigns.

                  7.3 Enforcement. In the event of a dispute between the parties arising under this Warrant, the party prevailing in such dispute shall be entitled to collect such party's costs and expenses from the other party, including without limitation court costs and reasonable attorneys' fees.

                  7.4 Notices. Any notice or demand which is required or provided to be given under this Agreement shall be deemed to have been sufficiently given and received for all purposes when delivered by hand or by telecopy, e-mail or other method of electronic transmission (provided such transmission generates evidence of delivery), or five days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two days after being sent by overnight delivery providing receipt of delivery, to the following addresses:

                  if to the Borrower:

                           Faraday Financial, Inc.

                           Attn: President

                           175 South Main, #1240
                           Salt Lake City, Utah 84111
                           Fax: (801) 746-3311
                           E-mail: fg@fordallen.com

                  if to the Lender:

                           _______________________
                           _______________________
                           _______________________
                           Fax:  _________________
                           E-mail: _______________

                  7.5 Restrictive Legend. Each Warrant Certificate and each certificate representing Common Stock issued upon exercise of a Warrant, unless such Common Stock is then registered under the Securities Act of 1933, as amended (the "Act"), shall bear a legend in substantially the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE.

                  7.6 Payment of Taxes. The Holder shall pay all documentary, stamp or similar taxes and other government charges that may be imposed with respect to the issuance, transfer or delivery of any Warrant Stock on exercise of the Warrants. In the event the Warrant Stock are to be delivered in a name other than the name of the Holder of the Warrant Certificate, no such delivery shall be made unless the person requesting the same has paid the amount of any such taxes or charges incident thereto.

                  7.7 Reduction in Exercise Price at Company's Option. The Company's Board of Directors may, at its sole discretion, reduce the Exercise Price of the Warrants in effect at any time either for the life of the Warrants or any shorter period of time determined by the Company's Board of Directors. The Company shall promptly notify the Registered Holders of any such reduction in the Exercise Price.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the ____ day of ________________, 2004.



                                            FARADAY FINANCIAL, INC.,
                                            a Delaware corporation


                                            By: _______________________________
                                            Its: President

                             FARADAY FINANCIAL, INC.

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common
         TEN ENT - as tenants by the entireties
         JR TEN - as joint tenants with right of survivorship and not as tenants in common
         UNIF TRANS MIN ACT - ____________ (Custodian for Minor) as custodian for __________ (name of minor) under the Uniform Transfers to Minors Act

Additional abbreviations may also be used though not in the above list.

                               FORM OF ASSIGNMENT

              (To be Executed by the Registered Holder if He or She
                   Desires to Assign Warrants Evidenced by the
                           Within Warrant Certificate)

         FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto _____________________________ _________________________
(_______) Warrants, evidenced by the within Warrant Certificate, and does hereby irrevocably constitute and appoint _______________________________________
Attorney to transfer the said Warrants evidenced by the within Warrant Certificates on the books of the Company, with full power of substitution.


Dated:____________________                           ___________________________
                                                              Signature

              Notice: The above signature must correspond with the name as written upon the face of the Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature Guaranteed: __________________________________________


SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

                          FORM OF ELECTION TO PURCHASE

           (To be Executed by the Holder if Holder Desires to Exercise
                 Warrants Evidenced by the Warrant Certificate)

To FARADAY FINANCIAL, INC.

         The undersigned hereby irrevocably elects to exercise
___________________________ (______) Warrants, evidenced by the within Warrant
Certificate for, and to purchase thereunder, ____________________________ (______) full shares of Common Stock issuable upon exercise of said Warrants and delivery of $_________ and any applicable taxes.

         The undersigned requests that certificates for such shares be issued in the name of:

PLEASE INSERT SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER

_____________________________________


________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________

         If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to:

________________________________________________________________________________
                         (Please print name and address)
________________________________________________________________________________


Dated: _____________________                Signature:__________________________

     NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person the Form of Assignment hereon must be duly executed and if the certificate representing the shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.


Signature Guaranteed: ___________________________________________

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

                                    EXHIBIT C

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into to be effective as of the ___ day of ___________, 2004, by and among Faraday Financial, Inc., a Delaware corporation (the "Company"), and the persons identified on Exhibit A attached hereto (the "Investors").

                                    Recitals

         WHEREAS, each of the Investors is a party to a Loan Agreement with the Company, which loan agreements provide for loans up to a maximum principal amount of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000 ) (the "Loan Agreements") and this Registration Rights Agreement is attached as Exhibit C to each such Loan Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:



         1. RESTRICTIONS ON TRANSFERABILITY OF SECURITIES; REGISTRATION RIGHTS.


         1.1 Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

         (a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         (b) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

         (c) "Holder" shall mean any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 1.2 and Section 1.11 hereof.

         (d) "Initiating Holders" shall mean any Holder or Holders who in the aggregate hold more than fifty percent (50%) of the outstanding Registrable Securities.

         (e) "Material Adverse Effect" shall mean a material adverse effect upon the business, assets, financial condition, income or prospects of the Company.

         (f) "Other Stockholders" shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.

         (g) "Registrable Securities" shall mean (i) up to 300,000 shares of common stock issuable pursuant to the exercise of warrants issued pursuant to the terms of the Loan Agreements and (ii) any common stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in clause (i) above, provided, however, that Registrable Securities shall not include any shares of common stock which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

         (h) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

         (i) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses, fees and disbursements of counsel for the Holders and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

         (j) "Restricted Securities" shall mean any Registrable Securities required to bear the legend set forth in Section 1.2(b) hereof.

         (k) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

         (l) "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

         (m) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

         (n) "Selling Expense" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

         1.2  Restrictions on Transfer.

         (a) Each Holder agrees not to make any disposition of all or any portion of the Registrable Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 1.2, provided and to the extent such Section is then applicable, and:

                  (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                  (ii) (A) Such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (B) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

         (b) Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE.

         (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Holder shall have obtained an opinion of counsel at such Holder's expense (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

         (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

1.3  Requested Registration.


         (a) Request for Registration. If the Company shall receive from Initiating Holders at any time or times not earlier than [September 30, 2004], a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:

                  (i) promptly, and in any event no later than ten (10) days of the receipt of such written request; give written notice of the proposed registration to all other Holders; and

                  (ii) as soon as practicable, use commercially reasonable efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) to permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is mailed or delivered.

         The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 1.3:

                           (A) In any particular jurisdiction in which the
                  Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                           (B) After the Company has initiated two (2) such
                  registrations pursuant to this Section 1.3(a) (counting for these purposes only registrations which have been declared or ordered effective and pursuant to which securities have been sold and registrations which have been withdrawn by the Holders as to which the Holders have not elected to bear the Registration Expenses pursuant to Section 1.5 hereof and would, absent such election, have been required to bear such expenses);

                           (C) During the period starting with the date sixty
                  (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty
                  (180) days after the effective date of, a Company-initiated registration; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                           (D) If the Initiating Holders propose to dispose of
                  shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under
                  Section 1.6 hereof.

         (b) Subject to the foregoing clauses (A) through (D), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, and in any event no later than forty-five (45) days, after receipt of the request or requests of the Initiating Holders; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to the Initiating Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing (except as provided in clause (C) above) for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period.

         The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Sections 1.3(d) and 1.13 hereof, include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

         (c) Participation. A Holder may elect to include in any registration and underwriting, if applicable, all or a part of the Registrable Securities he holds.

         (d) Procedures. If (i) the Company shall request inclusion in any registration pursuant to this Section 1.3 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to this Section 1.3 and (ii) the Initiating Holders request that pursuant to this Section 1.3, Registrable Securities be registered pursuant to an underwriting, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Article 1 (including Section 1.13). The Company shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, which underwriters are reasonably acceptable to the Company. Notwithstanding any other provision of this Section 1.3, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the number of such shares to be included in the underwritten public offering shall be reduced, and shares shall be excluded from such underwritten public offering in a number deemed necessary by such underwriters, first by excluding shares held by the Company, directors, officers, employees and founders of the Company, and then, to the extent necessary, by excluding Registrable Securities in accordance with the allocation provisions contained in Section 1.13.

         (e) If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. Any Registrable Securities or other securities so excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 1.3(d), then the Company shall offer to all Holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders requesting additional inclusion in accordance with Section 1.13.

         1.4  Company Registration.

         (a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights (other than pursuant to Section 1.3 or 1.6 hereof), other than a registration relating solely to employee benefit plans on Form S-1, Form S-8 or any successor Forms or a registration relating to a corporate reorganization or other transaction on Form S-4 or any successor to Form S-4, or a registration on any registration form that does not permit secondary sales, the Company will:

                  (i) promptly give to each Holder written notice thereof; and

                  (ii) use commercially reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 1.4(b) below, and in any underwriting involved therewith, all the Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within ten (10) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of a Holder's Registrable Securities.

         (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.4(a)(i). In such event, the right of any Holder to registration pursuant to this Section 1.4 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

         Notwithstanding any other provision of this Section 1.4, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section 1.13.

         If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities so excluded from such underwriting shall be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 1.13 hereof.

         1.5 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 1.3, 1.4 and 1.6 hereof and reasonable fees of one counsel for the selling stockholders in the case of registrations pursuant to Section 1.3 and
1.6 shall be borne by the Company; provided, however, that if the Holders bear the Registration Expenses for any registration proceeding begun pursuant to
Section 1.3 and subsequently withdrawn by the Holders registering shares therein, such registration proceeding shall not be counted as a requested registration pursuant to Section 1.3 hereof. Furthermore, in the event that a withdrawal by the Holders is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 1.3, such registration shall not be treated as a counted registration for purposes of Section 1.3 hereof, even though the Holders do not bear the Registration Expenses for such registration. All Selling Expenses relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf, as shall any other expenses in connection with the registration required to be borne by the Holders of such securities.

         1.6  Registration on Form S-3.

         (a) If the Company qualifies for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Article 1, the Holders of Registrable Securities shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), provided, however, that any such request must be made by Holders who in the aggregate hold more than ten percent (10%) of the outstanding Registrable Securities, provided, further, that the Company shall not be obligated to effect any such registration (i) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $1,000,000, (ii) in the circumstances described in clauses (A) and (C) of Section 1.3(a), (iii) if the Company shall furnish the certification described in Section 1.3(b) (but subject to the limitations set forth therein) or (iv) if, in a given twelve month period, the Company has effected one such registration in such period.

         (b) If a request complying with the requirements of Section 1.6(a) hereof is delivered to the Company, the provisions of Sections 1.3(a)(i) and
(ii) and Section 1.3(b) hereof shall apply to such registration. If the registration is for an underwritten offering, the rights of any Holder to registration pursuant to this Section 1.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless mutually agreed by a majority in interest of the Initiating Holders and such Holder with respect to such participation and inclusion) to the extent provided herein and the provisions of
Section 1.3(d) hereof shall apply to such registration. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

         1.7 Registration Procedures. In the case of each registration effected by the Company pursuant to Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use commercially reasonable efforts to:

         (a) Keep such registration effective for a period of one hundred twenty
(120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, however in no event longer than one year from the effective date of the registration statement and provided that Rule 145, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment, that (I) includes any prospectus required by Section 10(a)(3) of the Securities Act, or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

         (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

         (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

         (d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

         (e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

         (f) Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

         (g) Use commercially reasonable efforts to furnish, at the request of any underwriter on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this
Section 1, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.;

         (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

         (i) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 1.3 hereof, the Company will enter into an underwriting agreement in form reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains reasonable and customary provisions.

         1.8  Indemnification.

         (a) The Company will indemnify each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Article 1, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense rises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

         (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, each other such Holder and Other Stockholder, and each of their officers, directors, and partners, and each person controlling such Holder or Other Stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, other Stockholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder (with respect to such Holder) and stated to be specifically for use therein provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided that in no event shall any indemnity under this Section 1.8 exceed the gross proceeds from the offering received by such Holder.

         (c) Each party entitled to indemnification under this Section 1.8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.8, to the extent such failure is not prejudicial. Notwithstanding the foregoing, any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (i) the Indemnified Party shall have been advised by counsel that representation of the Indemnified Party by counsel provided by the Indemnifying Party would be inappropriate due to actual or potential conflicting interests between the Indemnifying Party and the Indemnified Party, including situations in which there are one or more legal defenses available to the Indemnified Party that are different from or additional to those available to the Indemnifying Party, (ii) the Indemnifying Party shall have authorized in writing the employment of counsel for the Indemnified Party at the expense of the Indemnifying Party, or (iii) the Indemnifying Party shall have failed to assume the defense or retain counsel reasonably satisfactory to the Indemnified Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

         (d) If the indemnification provided for in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. In no event shall any contribution by a Holder under this Section 1.8(d) exceed the net proceeds from the offering received by such Holder.

         (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with the underwritten public offering of Registrable Securities are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

         (f) This Section 1.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

         1.9 Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 1.

         1.10 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its best efforts to:

         (a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;

         (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         (c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

         1.11 Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to a Holder by the Company under this
Article 1 may be transferred or assigned by a Holder only to its partners and Affiliates, provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Section 1.

         1.12 "Market Stand-Off" Agreement. If requested by an underwriter of common stock (or other securities) of the Company, a Holder shall not sell or otherwise transfer or dispose of any common stock (or other securities) of the Company held by such Holder (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that this Section 1.12 shall not apply unless all officers and directors of the Company and other Investors holding five percent (5%) of the Registrable Securities enter into similar agreements.

         The obligations described in this Section 1.12 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day period.

         1.13 Allocation of Registration Opportunities. In any circumstance in which all of the Registrable Securities and other shares of common stock of the Company (including shares of common stock issued or issuable upon exercise/conversion of any outstanding convertible securities of the Company) with registration rights (the "Other Shares") requested to be included in a registration on behalf of the Holders or other selling stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Holders and other selling stockholders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by such Holders and other selling stockholders, assuming conversion; provided, however, that such allocation shall not operate to reduce the aggregate number of Registrable Securities and Other Shares to be included in such registration, if any Holder or other selling stockholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him pursuant to the above-described procedure, in which case the remaining portion of his allocation shall be reallocated among those requesting Holders and other selling stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares which would be held by such Holders and other selling stockholders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Holders and other selling stockholders have been so allocated. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights or to include shares of stock issued to employees, officers, directors, or consultants pursuant to the Company's stock option or similar compensation plan, or in the case of registrations under Sections 1.3 or 1.6 hereof, in order to include in such registration securities registered for the Company's own account.

         1.14 Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article 1.

         1.15 Termination of Registration Rights. The right of any Holder to request registration or inclusion in any registration pursuant to Section 1.3,
1.4 or 1.6 shall terminate if all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period.


                                2. MISCELLANEOUS.

         2.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware, without regard to its conflicts of laws principles.

         2.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         2.3 Entire Agreement; Amendment; Waiver. This Agreement (including the Exhibits hereto) and the Loan Agreements constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the Initiating Holders and any such amendment, waiver, discharge or termination shall be binding on all the Holders.

         2.4 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by United States first-class mail, postage prepaid, sent by facsimile or delivered personally by hand or nationally recognized courier addressed (a) if to a Holder, as indicated on the list of Holders attached hereto as Exhibit A, or at such other address or facsimile number as such holder or permitted assignee shall have furnished to the Company in writing, or (b) if to the Company, at such address or facsimile number as the Company shall have furnished to each Holder in writing. All such notices and other written communications shall be effective on the date of mailing, confirmed facsimile transfer or delivery.

         2.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

         2.6 Rights; Separability. Unless otherwise expressly provided herein, a Holder's rights hereunder are several rights, not rights jointly held with any of the other Holders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         2.7 Information Confidential. Each Holder acknowledges that the information received pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental body.

         2.8 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing or interpreting this Agreement.

         2.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. One or more counterparts of this Agreement may be delivered via facsimile and such facsimile counterpart shall have the same effect as an original counterpart hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.


                                        FARADAY FINANCIAL, INC.


                                        By:__________________________________
                                           Name:
                                           Title:

           Counterpart Signature Page to Registration Rights Agreement

         The undersigned hereby agrees to become a party as an Investor to the Registration Rights Agreement effective ________, 2004 (the "Agreement") among Faraday Financial, Inc. (the "Company") and the Investors named therein, and hereby authorizes the Company (i) to attach this Counterpart Signature Page to such Agreement and (ii) to add the name of the undersigned to the list of Investors set forth in Annex I to such Agreement.



                                              _______________________________

Date:  ___________________

                                    EXHIBIT A

INVESTORS:

[NAME AND ADDRESS]